     NEITHER THIS OPTION NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS OPTION NOR THE SHARES OF STOCK ISSUABLE UPON ITS EXERCISE CAN BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THE REGISTRATION PROVISIONS OF THE ACT HAVE BEEN COMPLIED WITH OR UNLESS AND UNTIL THE COMPANY HAS RECEIVED AN ACCEPTABLE OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. ANY OF SUCH SHARES ISSUED UPON EXERCISE OF THIS OPTION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER PROVISIONS CONTAINED IN THE FORM OF STOCK RESTRICTION AGREEMENT ATTACHED HERETO AS EXHIBIT A.
          ------- -


                         CUBIST PHARMACEUTICALS, INC.

                     Option to Purchase 120,000 Shares of
                     Series C Convertible Preferred Stock


     1. Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to Julius Rebek, Jr., an individual with a business address at Massachusetts Institute of Technology, Department of Chemistry, 77 Massachusetts Avenue, Room 18-207, Cambridge, Massachusetts 02139 (the "Optionee"), an option (the "Option") to purchase from the Company, subject to and upon the terms, provisions and conditions set forth herein, One Hundred Twenty Thousand (120,000) shares (the "Optioned Shares") of the Series C Convertible Preferred Stock, $.001 par value per share (the "Stock"), of the Company, at a purchase price per share equal to $0.60 (the "Purchase Price Per Share"), for an aggregate purchase price for all Optioned Shares equal to Seventy Two Thousand Dollars ($72,000.00).

     2. The Optionee may from time to time, on one or more occasions, exercise this Option, in whole or in part, any time before it expires by giving written notice to the Company specifying the number of Optioned Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company, in an amount equal to the aggregate purchase price payable for the number of Optioned Shares specified in the Optionee's written notice. In addition, the Optionee shall execute and deliver to the Company, together with the Optionee's written notice of exercise, his executed counterpart of the form of Stock Restriction Agreement attached hereto as Exhibit A (the "Stock
                                                  ------- -
Restriction Agreement"). Receipt by the Company of such notice, payment and executed counterpart shall constitute the exercise of this Option. Within 30 days thereafter, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of Optioned Shares then being purchased.

     3. This Option shall expire on the earlier of (i) May 15, 2005 or (ii) the effective date of the Company's initial public offering.

     4. The number and kind of Optioned Shares to be delivered upon exercise of this Option, and the Purchase Price Per Share, will be subject to adjustment from time to time as follows:

          (a) If the Company at any time subdivides the outstanding shares of Stock, or issues a stock dividend on its outstanding shares of Stock, the Purchase Price Per Share in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Optioned Shares shall be proportionately increased, and if the Company at any time combines the outstanding shares of Stock, the Purchase Price Per Share in effect immediately prior to such combination shall be proportionately increased, and the number of Optioned Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Option shall thereafter be exercisable for the number of shares of Stock or other securities or property to which the Optionee would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance if immediately prior thereto the Optionee had exercised this Option and purchased all of the Optioned Shares for which this Option was then exercisable.

          (c) Upon any mandatory conversion of the Stock into Common Stock of the Company, this Option shall cease to be exercisable for the Optioned Shares and shall become exercisable for that number of shares of Common Stock of the Company into which the number of Optioned Shares then purchasable hereunder would have been convertible immediately prior to such mandatory conversion. The Purchase Price Per Share for each such share of Common Stock purchasable pursuant to this Option shall be equal to the Adjustment Price (as defined in Section 4(e)(iii) of the Company's Certificate of Designation, Preference and Rights of Series C Convertible Preferred Stock, as amended from time to time) in effect immediately prior to such mandatory conversion.

          (d) Each adjustment in the number and kind of Optioned Shares purchasable hereunder from time to time shall be calculated to the nearest whole share with fractional shares disregarded.

     5. Before this Option is exercised, the Optionee, in his capacity as such, will not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, and will not be entitled to receive any notice of any proceedings of the Company.

     6. This Option may not be divided and is not assignable or transferable, except by will or by the laws of descent and distribution.

     7. Until this Option expires, the Company will reserve and keep available enough shares of Stock to satisfy the requirements of this Option. The Company will not be obligated to sell any shares of Stock or other securities upon exercise of this Option if, at the time, the Company believes such sale would likely violate any applicable laws or governmental rules or regulations.

     8. The Optionee hereby represents and warrants to, and agrees with, the Company that all of the representations, warranties and acknowledgments set forth in Section 3 of the Stock Restriction Agreement shall be true and correct as of the date hereof to the same extent as if the Optionee were executing and delivering the Stock Restriction Agreement on the date hereof.

     9. This Option and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against which enforcement of that change, waiver, or termination is sought.

     10. Each of the Company and the Optionee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Option.

     11. This Option is governed by and is to be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

                              Dated:  May 15, 1995

                              CUBIST PHARMACEUTICALS, INC.


                              By:/s/ Scott M. Rocklage
                                 -----------------------------
                                 Scott M. Rocklage, President

AGREED AND ACCEPTED:


/s/Julius Rebek, Jr
-------------------
Julius Rebek, Jr.

                                                                       EXHIBIT A
                                                                       ---------

                          STOCK RESTRICTION AGREEMENT


     THIS STOCK RESTRICTION AGREEMENT, dated __________ (This "Agreement"), is made by and among CUBIST PHARMACEUTICALS, INC., a Delaware corporation (the "Corporation"), and Julius Rebek, Jr., with a business address Massachusetts Institute of Technology, Department of Chemistry, -- Massachusetts Avenue, Room 18-207, Cambridge, Massachusetts 02139 (the "Stockholder").



                                  Background

     The Corporation is a corporation duly organized and existing under the laws of the State of Delaware. The Stockholder is the holder of a stock option exercisable for an aggregate of 120,000 shares of Stock (as defined below). The Stockholder intends to exercise such stock option for the purpose of acquiring shares of Stock. It is a condition precedent to the exercise of such stock option that the Stockholder enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby agree as follows:

     SECTION 1. Definitions. As used herein, the following terms shall have the following respective meanings:

     "ACT" shall mean the Securities Act of 1933, as amended.

     "INITIAL PUBLIC OFFERING" shall mean the Corporation's first firm commitment underwritten public offering of Common Stock registered under the Act.

     "STOCK" shall mean the Corporation's [Series C Convertible Preferred Stock, per value $.001 per share] [Common Stock, $.001 par value per share].

     SECTION 2.  Sale of Stock.
                 -------------

          a. The Corporation agrees to sell to the Stockholder, and the Stockholder hereby agrees to purchase from the Corporation, an aggregate of __________ shares of Stock (the "Shares") at a purchase price of $.60 per share for an aggregate purchase price of $________. The aggregate purchase price shall be payable to the Corporation by delivery to the Corporation at the time of execution of this Agreement of a check in the amount of $________.

          b. Upon receipt by the Corporation of the aggregate purchase price set forth above, the Corporation shall issue, in the name of the Stockholder, a certificate or certificates evidencing the Shares, which certificate shall bear the legends set forth in Section 4(d) below.

     SECTION 3.  Acknowledgments and Covenants. The Stockholder further
                 -----------------------------
acknowledges and agrees that:

               (1) That he is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act by virtue of the fact that
(i) his individual income without regard to that of his spouse exceeded $200,000 in the last two full calendar years and he reasonably expects such individual income to exceed $200,000 in the current year, (ii) his and his spouse's joint income exceeded $300,000 in the last two full calendar years and he reasonably expects such joint income to exceed $300,000 in the current year, (iii) his net worth or joint net worth with that of his spouse exceeds $1,000,000, or (iv) he is an officer or director of the Corporation.

               (2) That he has an adequate means of providing for his current needs and personal contingencies, he has no need now, and anticipates no need in the foreseeable future, to sell the Shares which he hereby agrees to purchase, and he currently has sufficient financial liquidity to afford a complete loss of his investment in the Corporation.

               (3) That he has received and carefully reviewed any and all materials relating to the Corporation that he has requested.

               (4) That he has had an opportunity to ask questions of and receive answers from the authorized representatives of the Corporation, and to review any relevant documents and records concerning the business of the Corporation and the terms and conditions of this investment, and that any such questions have been answered to the full satisfaction of the undersigned.

               (5) That he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation, or he and his financial and investment advisors together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Corporation.

               (6) That the Shares purchased by him hereunder are being acquired for his own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the Act, and he does not presently have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell the Shares. He has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the Shares purchased by him hereunder, or any interest therein, and has no present plans to enter into the same.

               (7) That (i) it has been called to his attention in connection with his investment in the Corporation that such investment is speculative in nature and involves a high degree of risk, and (ii) he is aware that the Corporation is in the start-up stage and thus has a limited operating history.

               (8) The Shares have not been registered under the Act, or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and the Shares (or any part thereof) may not to be sold, transferred or otherwise disposed of in the absence of an effective registration statement for the Shares under the Act or unless an exemption from such registration is available.

               (9) He will not attempt to sell, transfer or otherwise dispose of all or any portion of the Shares in the absence of an effective registration statement unless (i) an exemption from such registration is available under the Act and (ii) if requested by the Corporation, he shall have furnished to the Corporation with an opinion of reputable securities counsel satisfactory in form and substance of the Corporation and its counsel that such proposed sale, transfer or other disposition would not be in violation of the Act and applicable state securities laws.

               (10) He is a resident of the Commonwealth of Massachusetts.

               (11) He acknowledges that the Corporation and its officers, directors, employees, agents, and representatives are relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares for sale to him without having first registered such shares under the Act.

               (12) Appropriate restrictive endorsement(s) will be placed upon the certificates evidencing the Shares to reflect the foregoing and that the Corporation will give appropriate stop transfer instructions to the person(s) in charge of the transfer of its securities.


     SECTION 4.  Restrictions on Transfers; Legends on Stock Certificates.
                 -------------------------  ------------------------------

          a. Neither the Shares nor any shares of Common Stock issued upon conversion of any of the Shares (collectively, the "Conversion Shares") shall be sold, transferred assigned, pledged, encumbered or otherwise disposed of in any way

(including, without limitation, by operation of law) unless and until (i) such shares or such Conversion Shares, as the case may be, proposed to be sold, transferred, assigned, pledged, encumbered or otherwise disposed of are registered pursuant to an effective registration filed with the Securities and Exchange Commission pursuant to the Actor (ii) if required by the Corporation, the Corporation shall have received an opinion, in form and substance satisfactory to the Corporation, from the Corporation's legal counsel to the effect that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such Conversion Shares, as the case may be, does not require registration under the Act or any applicable state securities laws.

          b. All transferees of Shares or Conversion Shares shall be required as a condition of such transfer to agree in writing, in form satisfactory to the Corporation, that they shall receive and hold such Shares or Conversion Shares subject to the provisions of this Agreement.

          c. The Stockholder understands and agrees that neither the Corporation nor any agent of the Corporation shall be under any obligation to recognize any transfer of any of the Shares or the Conversion Shares if, in the opinion of counsel for the Corporation, such transfer would result in violation by the Corporation of any federal or state law with respect to the offering, issuance or sale of securities, or if such transfer would violate any provisions of this Agreement.

          d. Certificates representing the Shares or the Conversion Shares issued to the Stockholder will bear legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS (i) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE UNDER THE ACT AND (ii) IF REQUESTED BY THE CORPORATION, THE HOLDER SHALL HAVE FURNISHED TO THE CORPORATION A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH PLEDGE, HYPOTHECATION, SALE OR TRANSFER IS EXEMPT THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

     THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN A STOCK RESTRICTION AGREEMENT, DATED __________, AMONG CUBIST PHARMACEUTICALS, INC. AND THE REGISTERED HOLDER OF THESE SECURITIES, AND NO

     TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF CUBIST PHARMACEUTICALS, INC.

     SECTION 5.  Withholding.
                 -----------

          a. Upon the request of the Corporation, the Stockholder shall promptly pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares issued pursuant to this Agreement (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

          b. The Corporation shall have the right to the extent permitted by law, to deduct from any payments of any kind otherwise due to Stockholder any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Shares issued pursuant to this Agreement (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

     SECTION 6.  Severability; Governing Law. If any provisions of this
                 ---------------------------
Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws (and not the choice of law rules) of the Commonwealth of Massachusetts.

     SECTION 7.  Successors and Assigns. This Agreement shall bind and inure to
                 ----------------------
the benefit of the parties and their respective successors and assigns, legal representatives and heirs.

     SECTION 8.  Notices. All notices, requests, consents and other
                 -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, or if sent by a nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

               (i)       if to the Corporation, to:

                    Cubist Pharmaceuticals, Inc.
                    24 Emily Street
                    Cambridge, Massachusetts 02138
                    Attention:  Scott M. Rocklage,
                                President
                    Telecopier:(617) 576-1999

               (ii)      If to the Stockholder, to his, her or its address set
                    forth above.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     SECTION 9.  Modification. Neither this Agreement nor any provisions hereof
                 ------------
can be modified, waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, waiver, change, discharge or termination is sought.

     SECTION 10. Headings. The headings of the sections of this Agreement have
                 --------
been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 11. Nouns and Pronouns. Whenever the context may require, any
                 ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 12. Entire Agreement. This Agreement and the other writings
                 ----------------
referred to herein or delivered pursuant hereto contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous written or oral agreements and understandings with respect thereto.

     SECTION 13. Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                             CUBIST PHARMACEUTICALS, INC.

                                             By:_______________________________
                                                Scott M. Rocklage, President




                                             __________________________________
                                             Julius Rebek, Jr.

                         Cubist Pharmaceuticals, Inc.
                                24 Emily Street
                             Cambridge, MA 02139


                                                                October 23, 1996

Julius Rebek, Jr., Ph.D.
The Scripps Research Institute
10550 North Torrey Pines Road, Mail M B26
La Jolla, CA 92037

        Re:  Amendment to Option to Purchase 120,000
             Shares of Series C Convertible Preferred Stock

Dear Dr. Rebek:

        Reference is hereby made to that certain Option to Purchase 120,000 Shares of Series C Convertible Preferred Stock, dated May 15, 1995 (the "Option"), issued by Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), to Julius Rebek, Jr. (the "Optionee"). The Company and the Optionee hereby agree to amend the Option as follows:

        1.  Amendment to Section 3.  Section 3 of the Option is hereby amended
            ----------------------
to read in its entirety as follows:

              "3.  This Option shall expire on May 15, 2005."

        2.  Amendment to Sections 4 through 11.  The Option is hereby amended
            ----------------------------------
by renumbering Sections 4, 5, 6, 7, 8, 9, 10 and 11 thereof as Sections 5, 6, 7, 8, 9, 10, 11 and 12, respectively.

        3.  New Section 4.  The Option is hereby amended by inserting a new
            -------------
Section 4 thereunder to read in its entirety as set forth below:

        "4.  Exercise of Option.  Until its expiration, this Option may be
             ------------------
exercised in whole or in part, for that cumulative number of the Optioned Shares identified in the table below within the exercise period set opposite each such cumulative number of the Optioned Shares; provided, however, that, after
                                          --------  -------
termination of the Optionee's consultancy with the Company, this Option shall, until its expiration, be exercisable only to the extent exercisable immediately prior to such termination:

        Cumulative Number
        of Optioned Shares                    Exercise Period for Cumulative
        Exercisable                           Number of Optioned Shares
        -------------------------             ------------------------------

                30,000                        May 15, 1996 - May 14, 1997
                60,000                        May 15, 1997 - May 14, 1998
                90,000                        May 15, 1998 - May 14, 1999
                120,000                       May 15, 1999 - May 14, 2000

        4. Ratification. Except to the extent amended or modified pursuant to
           ------------
this letter agreement, all of the terms and provisions of the Option are hereby ratified and confirmed and shall remain in full force and effect.

        If the foregoing corresponds with your understanding of our agreement concerning the amendments to be made to the Option, kindly sign this letter agreement in the space provided for your signature below, whereupon this letter agreement shall become a legally binding agreement between us.

                                            Cubist Pharmaceuticals, Inc.

                                            By: /s/ Scott M. Rocklage
                                               --------------------------------
                                               Scott M. Rocklage
                                               President



ACKNOWLEDGED AND AGREED:


/s/ Julius Rebek Jr.
----------------------
Julius Rebek Jr.

     NEITHER THIS OPTION NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS OPTION NOR THE SHARES OF STOCK ISSUABLE UPON ITS EXERCISE CAN BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THE REGISTRATION PROVISIONS OF THE ACT HAVE BEEN COMPLIED WITH OR UNLESS AND UNTIL THE COMPANY HAS RECEIVED AN ACCEPTABLE OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. ANY OF SUCH SHARES ISSUED UPON EXERCISE OF THIS OPTION WILL BE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER PROVISIONS CONTAINED IN THE FORM OF STOCK RESTRICTION AGREEMENT ATTACHED HERETO AS EXHIBIT A.
          ------- -


                         CUBIST PHARMACEUTICALS, INC.

                     Option to Purchase 120,000 Shares of
                     Series C Convertible Preferred Stock


     1. Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to Paul R. Schimmel, an individual with an address at 75 Cambridge Parkway, West 900, Cambridge, Massachusetts 02142 (the "Optionee"), an option (the "Option") to purchase from the Company, subject to and upon the terms, provisions and conditions set forth herein, One Hundred Twenty Thousand (120,000) shares (the "Optioned Shares") of the Series C Convertible Preferred Stock, $.001 par value per share (the "Stock"), of the Company, at a purchase price per share equal to $0.60 (the "Purchase Price Per Share"), for an aggregate purchase price for all Optioned Shares equal to Seventy Two Thousand Dollars ($72,000.00).

     2. The Optionee may from time to time, on one or more occasions, exercise this Option, in whole or in part, any time before it expires by giving written notice to the Company specifying the number of Optioned Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company, in an amount equal to the aggregate purchase price payable for the number of Optioned Shares specified in the Optionee's written notice. In addition, the Optionee shall execute and deliver to the Company, together with the Optionee's written notice of exercise, his executed counterpart of the form of Stock Restriction Agreement attached hereto as Exhibit A (the "Stock
                                                  ------- -
Restriction Agreement"). Receipt by the Company of such notice, payment and executed counterpart shall constitute the exercise of this Option. Within 30 days thereafter, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of Optioned Shares then being purchased.

     3. This Option shall expire on the earlier of (i) May 15, 2005 or (ii) the effective date of the Company's initial public offering.

     4. The number and kind of Optioned Shares to be delivered upon exercise of this Option, and the Purchase Price Per Share, will be subject to adjustment from time to time as follows:

          (a) If the Company at any time subdivides the outstanding shares of Stock, or issues a stock dividend on its outstanding shares of Stock, the Purchase Price Per Share in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Optioned Shares shall be proportionately increased, and if the Company at any time combines the outstanding shares of Stock, the Purchase Price Per Share in effect immediately prior to such combination shall be proportionately increased, and the number of Optioned Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Option shall thereafter be exercisable for the number of shares of Stock or other securities or property to which the Optionee would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance if immediately prior thereto the Optionee had exercised this Option and purchased all of the Optioned Shares for which this Option was then exercisable.

          (c) Upon any mandatory conversion of the Stock into Common Stock of the Company, this Option shall cease to be exercisable for the Optioned Shares and shall become exercisable for that number of shares of Common Stock of the Company into which the number of Optioned Shares then purchasable hereunder would have been convertible immediately prior to such mandatory conversion. The Purchase Price Per Share for each such share of Common Stock purchasable pursuant to this Option shall be equal to the Adjustment Price (as defined in Section 4(e)(iii) of the Company's Certificate of Designation, Preference and Rights of Series C Convertible Preferred Stock, as amended from time to time) in effect immediately prior to such mandatory conversion.

          (d) Each adjustment in the number and kind of Optioned Shares purchasable hereunder from time to time shall be calculated to the nearest whole share with fractional shares disregarded.

     5. Before this Option is exercised, the Optionee, in his capacity as such, will not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, and will not be entitled to receive any notice of any proceedings of the Company.

     6. This Option may not be divided and is not assignable or transferable, except by will or by the laws of descent and distribution.

     7. Until this Option expires, the Company will reserve and keep available enough shares of Stock to satisfy the requirements of this Option. The Company will not be obligated to sell any shares of Stock or other securities upon exercise of this Option if, at the time, the Company believes such sale would likely violate any applicable laws or governmental rules or regulations.

     8. The Optionee hereby represents and warrants to, and agrees with, the Company that all of the representations, warranties and acknowledgments set forth in Section 3 of the Stock Restriction Agreement shall be true and correct as of the date hereof to the same extent as if the Optionee were executing and delivering the Stock Restriction Agreement on the date hereof.

     9. This Option and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against which enforcement of that change, waiver, or termination is sought.

     10. Each of the Company and the Optionee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Option.

     11. This Option is governed by and is to be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

                              Dated:  May 15, 1995

                              CUBIST PHARMACEUTICALS, INC.


                              By:/s/ Scott M. Rocklage
                                 -----------------------------
                                 Scott M. Rocklage, President

AGREED AND ACCEPTED:


/s/ Paul R. Schimmel
--------------------
    Paul R. Schimmel

                                                                       EXHIBIT A
                                                                       ---------

                          STOCK RESTRICTION AGREEMENT


     THIS STOCK RESTRICTION AGREEMENT, dated __________ (This "Agreement"), is made by and among CUBIST PHARMACEUTICALS, INC., a Delaware corporation (the "Corporation"), and Paul R. Schimmel, with an address at 75 Cambridge Parkway, West 900, Cambridge, Massachusetts 02142 (the "Stockholder").



                                  Background

     The Corporation is a corporation duly organized and existing under the laws of the State of Delaware. The Stockholder is the holder of a stock option exercisable for an aggregate of 120,000 shares of Stock (as defined below). The Stockholder intends to exercise such stock option for the purpose of acquiring shares of Stock. It is a condition precedent to the exercise of such stock option that the Stockholder enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby agree as follows:

     SECTION 1. Definitions. As used herein, the following terms shall have the following respective meanings:

     "ACT" shall mean the Securities Act of 1933, as amended.

     "INITIAL PUBLIC OFFERING" shall mean the Corporation's first firm commitment underwritten public offering of Common Stock registered under the Act.

     "STOCK" shall mean the Corporation's [Series C Convertible Preferred Stock, per value $.001 per share] [Common Stock, $.001 par value per share].

     SECTION 2.  Sale of Stock.
                 -------------

          a. The Corporation agrees to sell to the Stockholder, and the Stockholder hereby agrees to purchase from the Corporation, an aggregate of __________ shares of Stock (the "Shares") at a purchase price of $.60 per share for an aggregate purchase price of $________. The aggregate purchase price shall be payable to the Corporation by delivery to the Corporation at the time of execution of this Agreement of a check in the amount of $________.

          b. Upon receipt by the Corporation of the aggregate purchase price set forth above, the Corporation shall issue, in the name of the Stockholder, a certificate or certificates evidencing the Shares, which certificate shall bear the legends set forth in Section 4(d) below.

     SECTION 3.  Acknowledgments and Covenants. The Stockholder further
                 -----------------------------
acknowledges and agrees that:

               (1) That he is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act by virtue of the fact that
(i) his individual income without regard to that of his spouse exceeded $200,000 in the last two full calendar years and he reasonably expects such individual income to exceed $200,000 in the current year, (ii) his and his spouse's joint income exceeded $300,000 in the last two full calendar years and he reasonably expects such joint income to exceed $300,000 in the current year, (iii) his net worth or joint net worth with that of his spouse exceeds $1,000,000, or (iv) he is an officer or director of the Corporation.

               (2) That he has an adequate means of providing for his current needs and personal contingencies, he has no need now, and anticipates no need in the foreseeable future, to sell the Shares which he hereby agrees to purchase, and he currently has sufficient financial liquidity to afford a complete loss of his investment in the Corporation.

               (3) That he has received and carefully reviewed any and all materials relating to the Corporation that he has requested.

               (4) That he has had an opportunity to ask questions of and receive answers from the authorized representatives of the Corporation, and to review any relevant documents and records concerning the business of the Corporation and the terms and conditions of this investment, and that any such questions have been answered to the full satisfaction of the undersigned.

               (5) That he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation, or he and his financial and investment advisors together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Corporation.

               (6) That the Shares purchased by him hereunder are being acquired for his own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the Act, and he does not presently have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell the Shares. He has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the Shares purchased by him hereunder, or any interest therein, and has no present plans to enter into the same.

               (7) That (i) it has been called to his attention in connection with his investment in the Corporation that such investment is speculative in nature and involves a high degree of risk, and (ii) he is aware that the Corporation is in the start-up stage and thus has a limited operating history.

               (8) The Shares have not been registered under the Act, or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and the Shares (or any part thereof) may not to be sold, transferred or otherwise disposed of in the absence of an effective registration statement for the Shares under the Act or unless an exemption from such registration is available.

               (9) He will not attempt to sell, transfer or otherwise dispose of all or any portion of the Shares in the absence of an effective registration statement unless (i) an exemption from such registration is available under the Act and (ii) if requested by the Corporation, he shall have furnished to the Corporation with an opinion of reputable securities counsel satisfactory in form and substance of the Corporation and its counsel that such proposed sale, transfer or other disposition would not be in violation of the Act and applicable state securities laws.

               (10) He is a resident of the Commonwealth of Massachusetts.

               (11) He acknowledges that the Corporation and its officers, directors, employees, agents, and representatives are relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares for sale to him without having first registered such shares under the Act.

               (12) Appropriate restrictive endorsement(s) will be placed upon the certificates evidencing the Shares to reflect the foregoing and that the Corporation will give appropriate stop transfer instructions to the person(s) in charge of the transfer of its securities.


     SECTION 4.  Restrictions on Transfers; Legends on Stock Certificates.
                 -------------------------  ------------------------------

          a. Neither the Shares nor any shares of Common Stock issued upon conversion of any of the Shares (collectively, the "Conversion Shares") shall be sold, transferred assigned, pledged, encumbered or otherwise disposed of in any way

(including, without limitation, by operation of law) unless and until (i) such shares or such Conversion Shares, as the case may be, proposed to be sold, transferred, assigned, pledged, encumbered or otherwise disposed of are registered pursuant to an effective registration filed with the Securities and Exchange Commission pursuant to the Actor (ii) if required by the Corporation, the Corporation shall have received an opinion, in form and substance satisfactory to the Corporation, from the Corporation's legal counsel to the effect that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such Conversion Shares, as the case may be, does not require registration under the Act or any applicable state securities laws.

          b. All transferees of Shares or Conversion Shares shall be required as a condition of such transfer to agree in writing, in form satisfactory to the Corporation, that they shall receive and hold such Shares or Conversion Shares subject to the provisions of this Agreement.

          c. The Stockholder understands and agrees that neither the Corporation nor any agent of the Corporation shall be under any obligation to recognize any transfer of any of the Shares or the Conversion Shares if, in the opinion of counsel for the Corporation, such transfer would result in violation by the Corporation of any federal or state law with respect to the offering, issuance or sale of securities, or if such transfer would violate any provisions of this Agreement.

          d. Certificates representing the Shares or the Conversion Shares issued to the Stockholder will bear legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS (i) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE UNDER THE ACT AND (ii) IF REQUESTED BY THE CORPORATION, THE HOLDER SHALL HAVE FURNISHED TO THE CORPORATION A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH PLEDGE, HYPOTHECATION, SALE OR TRANSFER IS EXEMPT THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

     THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN A STOCK RESTRICTION AGREEMENT, DATED __________, AMONG CUBIST PHARMACEUTICALS, INC. AND THE REGISTERED HOLDER OF THESE SECURITIES, AND NO

     TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF CUBIST PHARMACEUTICALS, INC.

     SECTION 5.  Withholding.
                 -----------

          a. Upon the request of the Corporation, the Stockholder shall promptly pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares issued pursuant to this Agreement (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

          b. The Corporation shall have the right to the extent permitted by law, to deduct from any payments of any kind otherwise due to Stockholder any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Shares issued pursuant to this Agreement (or any distributions of other securities or property, including cash, thereon or issued in replacement thereof).

     SECTION 6.  Severability; Governing Law. If any provisions of this
                 ---------------------------
Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws (and not the choice of law rules) of the Commonwealth of Massachusetts.

     SECTION 7.  Successors and Assigns. This Agreement shall bind and inure to
                 ----------------------
the benefit of the parties and their respective successors and assigns, legal representatives and heirs.

     SECTION 8.  Notices. All notices, requests, consents and other
                 -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, or if sent by a nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

               (i)       if to the Corporation, to:

                    Cubist Pharmaceuticals, Inc.
                    24 Emily Street
                    Cambridge, Massachusetts 02138
                    Attention:  Scott M. Rocklage,
                                President
                    Telecopier:(617) 576-1999

               (ii)      If to the Stockholder, to his, her or its address set
                    forth above.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     SECTION 9.  Modification. Neither this Agreement nor any provisions hereof
                 ------------
can be modified, waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, waiver, change, discharge or termination is sought.

     SECTION 10. Headings. The headings of the sections of this Agreement have
                 --------
been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 11. Nouns and Pronouns. Whenever the context may require, any
                 ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     SECTION 12. Entire Agreement. This Agreement and the other writings
                 ----------------
referred to herein or delivered pursuant hereto contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous written or oral agreements and understandings with respect thereto.

     SECTION 13. Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                             CUBIST PHARMACEUTICALS, INC.

                                             By:_______________________________
                                                Scott M. Rocklage, President




                                             __________________________________
                                             Paul R. Schimmel

                         Cubist Pharmaceuticals, Inc.
                                24 Emily Street
                              Cambridge, MA 02139

                                            October 23, 1996

Paul R. Schimmel, Ph.D.
75 Cambridge Parkway, West 900
Cambridge, MA 02142

        Re:     Amendment to Option to Purchase 120,000
                Shares of Series C Convertible Preferred Stock

Dear Dr. Schimmel:

        Reference is hereby made to that certain Option to Purchase 120,000 Shares of Series C Convertible Preferred Stock, dated May 15, 1995 (the "Option"), issued by Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), to Paul R. Schimmel (the "Optionee"). The Company and the Optionee hereby agree to amend the Option as follows:

        1.   Amendment to Section 3.  Section 3 of the Option is hereby
             ----------------------
amended to read in its entirety as follows:

                  "3.  This Option shall expire on May 15, 2005."

        2.   Amendment to Sections 4 through 11.  The Option is hereby
             ----------------------------------
amended by renumbering Sections 4, 5, 6, 7, 8, 9, 10 and 11 thereof as Sections 5, 6, 7, 8, 9, 10, 11 and 12, respectively.

        3.   New Section 4.  The Option is hereby amended by inserting a new
             -------------
Section 4 thereunder to read in its entirety as set forth below:

        "4.   Exercise of Option.  Until its expiration, this Option may be
              ------------------
exercised in whole or in part, for that cumulative number of the Optioned Shares identified in the table below within the exercise period set opposite each such cumulative number of the Optioned Shares; provided, however, that, after the
                                          --------  -------
termination of the Optionee's consultancy with the Company, this Option shall, until its expiration, be exercisable only to the extent exercisable immediately prior to such termination:

        Cumulative Number
        of Optioned Shares                    Exercise Period for Cumulative
        Exercisable                           Number of Optioned Shares
        -------------------------             ------------------------------

                30,000                        May 15, 1996 - May 14, 1997
                60,000                        May 15, 1997 - May 14, 1998
                90,000                        May 15, 1998 - May 14, 1999
                120,000                       May 15, 1999 - May 14, 2000

        4. Ratification. Except to the extent amended or modified pursuant to
           ------------
this letter agreement, all of the terms and provisions of the Option are hereby ratified and confirmed and shall remain in full force and effect.

        If the foregoing corresponds with your understanding of our agreement concerning the amendments to be made to the Option, kindly sign this letter agreement in the space provided for your signature below, whereupon this letter agreement shall become a legally binding agreement between us.

                                            Cubist Pharmaceuticals, Inc.

                                            By: /s/ Scott M. Rocklage
                                               --------------------------------
                                               Scott M. Rocklage
                                               President



ACKNOWLEDGED AND AGREED:


/s/ Paul E. Schimmel
----------------------
Paul E. Schimmel